UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                 -----------------------------------------------

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                                 Date of Report
              (Date of Earliest Event Reported): February 28, 2001

                           OCWEN FINANCIAL CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


     Florida                        0-21341                 65-0039856
 (State or Other                 (Commission             (I.r.s. Employer
   Jurisdiction                  File Number)           Identification No.)
of Incorporation)


                              The Forum, Suite 1000
         1675 Palm Beach Lakes Boulevard, West Palm Beach, Florida 33401
               (Address of principal executive office) (Zip Code)

       Registrant's telephone number, including area code: (561) 682-8000

                                       N/A
          (Former name or former address, if changed since last report)

                                   Page 1 of 5
                             Exhibit Index on Page 4

ITEM 5.  OTHER EVENTS

The news release of the Registrant dated February 28, 2001 announcing executive changes is attached hereto and filed herewith as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)-(b)  Not applicable.

(c)      Exhibits

         The following exhibits are filed as part of this report:

         99.1 Text of a press release by the Registrant dated February 28, 2001.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                          OCWEN FINANCIAL CORPORATION
                          (Registrant)


                          By: /s/ Mark S. Zeidman
                              -------------------------------------------------
                              Mark S. Zeidman
                              Senior Vice President and Chief Financial Officer


Date: February 28, 2001

INDEX TO EXHIBIT

EXHIBIT NO.   DESCRIPTION                                                  PAGE

   99.1       News release of Ocwen Financial Corporation dated              5
              February 28, 2001, announcing executive changes.